Exhibit 10.3

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this “Amendment”) is made as of this 24th day of July, 2018, by and among CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and each of the lenders (the “Lenders”) party to the Credit Agreement (as defined below) as of the date hereof.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Loan Agreement dated April 26, 2016 as amended by that certain First Amendment to Loan Agreement dated July 15, 2016 (collectively, the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among Borrower, Agent, and the Lenders; and

WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:

1.The definition of “Adjusted Net Operating Income” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Adjusted Net Operating Income” shall mean, for any period of determination, for any Individual Property, the Pro Rata Share of (i) Net Operating Income, less (ii) management fees (calculated as the greater of either three percent (3%) of total revenue or actual management expenses incurred), to the extent not already deducted from Net Operating Income, less (iii) allowances for capital expenditures in the amount of (a) $250 per unit for any residential units, and (b) $0.20 per annum per rentable square foot of all other completed improvements.”

2.The definition of “Existing Term Agreement” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Existing Term Agreement” shall mean the Third Amended and Restated Loan Agreement dated July 24, 2018 entered into by and among Borrower, various lenders and KeyBank National Association as administrative agent.”

3.The definition of “Increase Effective Date” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced with the following:

““Increase Effective Date” shall have the meaning set forth in Section 2.1.1(c).”

4.The definition of “Non-Retail Assets” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Non-Retail Assets” shall mean Individual Properties that generate more than fifteen percent (15%) of base rental revenues from non-retail tenants; provided however, that the Individual Properties generally known as Quartermaster Plaza, South Philadelphia, Riverview Plaza, and East River shall (x) be deemed retail assets and not “Non-Retail Assets” for all intents and purposes hereunder and (y) remain in compliance with subsection (a) of the Eligibility Criteria upon their respective development completions so long as each is completed substantially in line with the Borrower's existing redevelopment plan.”

5.The definition of “Permitted Investments” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Permitted Investments” shall mean (without duplication) the following:

(a)	The Pro Rata Share of Investments in Development Assets (valued at undepreciated Book Value) which, in the aggregate, do not exceed twenty percent (20%) of Total Asset Value;
(b)	The Pro Rata Share of Investments in Land Assets which, in the aggregate, valued at undepreciated Book Value do not exceed seven and one-half percent (7.5%) of Total Asset Value;
(c)	Investments in Unconsolidated CRT Entities including, without limitation, the purchase of all or any portion of any interests held by persons that are not Wholly-Owned Subsidiaries of the Borrower;
(d)	The Pro Rata Share of Investments in Non-Retail Assets which, in the aggregate, do not exceed ten percent (10%) of Total Asset Value; and
(e)	Investments in Permitted Swap Contracts.

Notwithstanding anything in this Agreement to the contrary, the total Permitted Investments described in Sections (a), (b), and (d) above shall not, in the aggregate, exceed twenty-five percent (25%) of the Total Asset Value.”

6.The definition of “Release Request” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Release Request” shall have the meaning set forth in Section 3.2.”

7.Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

““Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan

Syndications and Trading Association and Securities Industry and Financial Markets Association.”

““Beneficial Ownership Regulation” shall mean 31 C.F.R. §1010.230.”

““Second Amendment Effective Date” shall mean July 24, 2018.”

8.Section 2.6.4 of the Credit Agreement is hereby amended by inserting the following paragraph subsequent to the final sentence thereof:

“If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a) or (b) have arisen and such circumstances are unlikely to be temporary, (ii) the circumstances set forth in clause (a) or (b) have not arisen but the supervisor for the administrator of LIBOR or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans or (iii) a rate other than the LIBO Rate has become a widely recognized benchmark rate for newly originated syndicated bank balance sheet loans in Dollars in the United States market, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to LIBOR that gives due consideration to the then-prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable.  Notwithstanding anything to the contrary in Section 13.4, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this Section 2.6.4 (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.6.4, only to the extent LIBOR for such Interest Period is not available or published at such time on a current basis), any notice of conversion/continuation that requests the conversion of any Loan to, or continuation of any Loan as, a LIBO Rate Advance shall be ineffective and any such Loan shall be converted to a Base Rate Advance on the last day of the then current Interest Period applicable thereto.”

9.Section 5.1.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Beneficial Ownership Certification.  (i) Upon the reasonable written request of any Lender made at least ten (10) Business Days prior to the Second Amendment Effective Date, Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to the Second Amendment Effective Date (or such shorter time as any such Lender shall agree to in writing); and (ii) at least five (5) days prior to the Second Amendment Effective

Date (or such shorter time as any such Lender shall agree to in writing), any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Loan Party.”

10.Section 15.19 of the Credit Agreement is hereby amended by (i) deleting the heading thereof and replacing it with “Beneficial Ownership/USA PATRIOT Act”, and (ii) deleting the last sentence thereof in its entirety and replacing it with the following:

“The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.”

11.Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)	This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.
(c)

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment.

(d)	The information included in the Beneficial Ownership Certification is true and correct in all respects (on and as of the date delivered).
(e)

The representations and warranties set forth in this Amendment and all of the Loan Documents continue to remain true and correct in all respects except (i) to the extent that such representation or warranty specifically refers to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, (ii) to the extent such representation or warranty is subject to a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and (iii) that for purposes of Section 6.25 of the Credit Agreement, the representations and warranties contained in Section 6.8 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.2.1 and Section 7.2.2 of the Credit Agreement.

(f)To the best of Borrower’s knowledge, no Default or Event of Default has occurred and is continuing as of the date hereof.

12.Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.  It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

13.This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

14.This Amendment shall constitute a Loan Document for all purposes.

15.For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Facsimile or other electronic delivery of signatures (including by pdf) shall have the same legal effect as originals.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.3

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

BORROWER:	CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership

By:Cedar Realty Trust, Inc., its general partner

By:/s/ PHILIP R. MAYS

Name:Philip R. Mays

Title:EVP, Chief Financial Officer & Treasurer

[Signatures Continue on the Following Page]

ADMINISTRATIVE

AGENT:KEYBANK NATIONAL ASSOCIATION

By:/s/ DARIN MAINQUIST
Name: Darin Mainquist
Title: Assistant Vice President

[Signatures Continue on the Following Page]

LENDER:KEYBANK NATIONAL ASSOCIATION

By:/s/ DARIN MAINQUIST
Name: Darin Mainquist
Title: Assistant Vice President

[Signatures Continue on the Following Page]

LENDER:	REGIONS BANK By: /s/ KYLE D. UPTON Name:Kyle D. Upton Title:Vice President

[Signatures Continue on the Following Page]

LENDER:	BRANCH BANKING AND TRUST COMPANY By: /s/ AHAZ ARMSTRONG Name:Ahaz Armstrong Title:Senior Vice President

[Signatures Continue on the Following Page]

LENDER:	RAYMOND JAMES BANK, N.A. By: /s/ DOUGLAS S. MARRON Name:Douglas S. Marron Title:Senior Vice President

[Signatures Continue on the Following Page]

LENDER:	MANUFACTURERS AND TRADERS TRUST COMPANY By: /s/ SEAN M. SKEHAN Name:Sean M. Skehan Title:Relationship Manager

[Signatures Continue on the Following Page]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ FREDERICK H. DENECKE Name:Frederick H. Denecke Title:Senior Vice President

Exhibit 10.3

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing Second Amendment to Loan Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (the "Guaranty") dated as of April 26, 2016, executed by the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GUARANTOR:	CEDAR REALTY TRUST, INC., a Maryland corporation By: /s/ PHILIP R. MAYS Name:Philip R. Mays Title:EVP, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS:

CEDAR-SOUTH PHILADELPHIA I, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-South Philadelphia II, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-RIVERVIEW LP,

a Pennsylvania limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title:  Authorized Signatory

Cedar-Riverview LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS

Name: Philip R. Mays

Title:  Authorized Signatory

Cedar LENDER LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS

Name: Philip R. Mays

Title:  Authorized Signatory

CSC-RIVERVIEW LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR DUBOIS, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR BRICKYARD, LLC,
a Delaware limited liability company

By:  /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR BRICKYARD II, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-VALLEY PLAZA, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-GLEN ALLEN UK, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-REVERE LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-PALMYRA, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-FAIRVIEW COMMONS, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-NORWOOD, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-METRO SQUARE II, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

GREENTREE ROAD L.L.C. 1,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Greentree Road L.L.C. 2,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-BRISTOL, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

HAMILTON FC ASSOCIATES, L.P.,
a Pennsylvania limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-Hamilton, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR- PC PLAZA, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-TREXLER PLAZA 2, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-TREXLER PLAZA 3, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-CAMPBELLTOWN, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-CARLL’S CORNER, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Washington Center L.L.C. 1,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Washington Center L.L.C. 2,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Cedar Center Holdings L.L.C. 3,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

ACADEMY PLAZA L.L.C. 1,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

ACADEMY PLAZA L.L.C. 2,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

PORT RICHMOND L.L.C. 1,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

PORT RICHMOND L.L.C. 2,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-SECOND MEMBER LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

VIRGINIA KEMPSVILLE LLC,
a Virginia limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

VIRGINIA GENERAL BOOTH LLC,
a Virginia limited liability company

By:  /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

VIRGINIA SUFFOLK LLC,
a Virginia limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

FAIRPORT ASSOCIATES, L.P.,
a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

FORT WASHINGTON FITNESS, L.P.,
a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-FORT WASHINGTON LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

NEWPORT PLAZA ASSOCIATES, L.P.,
a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CIF-NEWPORT PLAZA ASSOCIATES, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

HALIFAX PLAZA ASSOCIATES, L.P.,
a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CIF-HALIFAX PLAZA ASSOCIATES, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CIF-Fairport Associates, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-Timpany, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

Cedar-BETHEL, LLC,
a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

COLISEUM FF, LLC,

a Virginia limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-KINGS, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER II, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER HOLDING, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CIF-LOYAL PLAZA ASSOCIATES, CORP.,

a Delaware corporation

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER III, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-TREXLER, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-TREXLER SPE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-YORKTOWNE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-FIELDSTONE MARKETPLACE, LP,

a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-FIELDSTONE SPE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-MECHANICSBURG LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-ELMHURST, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR PCP-NEW LONDON, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-NEW LONDON SPE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-OAK RIDGE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

PINE GROVE PLAZA ASSOCIATES, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CIF-PINE GROVE PLAZA ASSOCIATES, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR LAWNDALE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

LAWNDALE I, LP,

a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

LAWNDALE II, LP,

a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

LAWNDALE III, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR QUARTERMASTER, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-GROTON, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-JORDAN LANE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR SOUTHINGTON PLAZA, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-KUTZTOWN, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR OAKLAND MILLS, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

OAKLAND MILLS BUSINESS TRUST,

a Maryland business trust

By: Cedar Oakland Mills, LLC

By:  Cedar Realty Trust Partnership, L.P.

By: Cedar Realty Trust, Inc.

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

GOLD STAR PLAZA ASSOCIATES,

a Pennsylvania limited partnership

By:  Gold Star Realty, Inc.

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

GOLD STAR REALTY, INC.,

a Pennsylvania corporation

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

BLOOMFIELD CENTER URBAN RENEWAL, LLC,

a New Jersey limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR–GLENWOOD HOLDING, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR HAMBURG, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-WEST BRIDGEWATER, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR MEADOWS MARKETPLACE GP, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR MEADOWS MARKETPLACE LP, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-MEADOWS MARKETPLACE, LP,

a Delaware limited partnership

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR CAMP HILL GP, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR – CAMP HILL, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-CARMANS, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

SWEDE SQUARE HOLDINGS LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

SWEDE SQUARE ASSOCIATES LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR GOLDEN TRIANGLE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR CHRISTINA CROSSING, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR 2129 OREGON AVENUE, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory

CEDAR-METRO SQUARE I, LLC,

a Delaware limited liability company

By: /s/ PHILIP R. MAYS
Name: Philip R. Mays
Title: Authorized Signatory